Supplement to the Common Class Prospectuses and
Statements of Additional Information

Credit Suisse Commodity Return Strategy Fund
and
Credit Suisse Floating Rate High Income Fund,
a series of Credit Suisse Opportunity Funds
(the "Funds")

The following information supersedes certain information in the Funds' Common Class Prospectuses and Statements of Additional Information.

On August 16, 2011, the Boards of Trustees of Credit Suisse Opportunity Funds and Credit Suisse Commodity Return Strategy Fund renamed the Common Class shares of the Fund to Institutional Class shares. All references to Common Class should be read as referring to Institutional Class after September 1, 2011.

Shareholders should retain this supplement for future reference.

Dated: August 22, 2011	16-0811 COM-PRO-CMN HI-PRO-CMN 2011-005